SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 29, 2014

Date of Report

(Date of Earliest Event Reported)

Tianyin Pharmaceutical Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52236	20-4857782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, Unionsun Yangkuo Plaza, No. 2, Block 3

South Renmin Road

Chengdu, P. R. China, 610041

(Address of principal executive offices (zip code))

+011-86-28- 8551-6696

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Cooperation Framework Agreement

On October 29, 2014, Shandong Buchang Pharmaceutical Co., Ltd. (“Shandong Buchang”), Chengdu Tianyin Pharmaceutical Co., Ltd. (“Chengdu Tianyin”, which is Tianyin Pharmaceutical Co., Inc.’s (“TPI” or the “Company”) indirect wholly-owned subsidiary), Grandway Group Holdings Ltd. (“Grandway Group”, which is TPI’s indirect wholly-owned subsidiary) and Guoqing Jiang (“Jiang”) (each, a “Party”, and collectively “Parties) entered into a Cooperation Framework Agreement Regarding Chengdu Tianyin Pharmaceutical Co., Inc. (“Cooperation Framework Agreement”). Pursuant to the Cooperation Framework Agreement, the Parties agreed to establish a joint venture, Qionglai Tianyin Pharmaceutical Co., Ltd. (“Qionglai Tianyin”), with the total registered capital of RMB 200,000,000, with Chengdu Tianyin owning 95% and Shandong Buchang owning 5%. Shandong Buchang’s capital investment in Qionglai Tianyin took the form of RMB 10 million (approximately USD $1.67 million), and Chengdu Tianyin’s capital investment in Qionglai Tianyin took the form of its GMP-certified assets, land use rights and real estate properties, machineries and equipment of its old plant located at Longquan, all of its patents and trademarks, and its portfolio drugs collectively valuated at approximately RMB 190 million (approximately USD $63.33 million) (the “Assets”). Specifically, the Assets include the following:

(1)	Patents

No.	Patent Number	Application Date	Term
1	ZL2006100780225	04-30-2006	20 years
2	ZL2011202130891	03-22-2001	10 years
3	ZL2011202130849	06-22-2011	10 years
4	ZL2011202130497	06-22-2011	10 years
5	ZL2011202130919	06-22-2011	10 years
6	ZL2011202130459	06-22-2011	10 years
7	ZL201120213068X	06-22-2011	10 years
8	ZL2011202130463	06-22-2011	10 years
9	ZL2011202130586	06-22-2011	10 years
10	ZL2006300093163	04-10-2006	10 years

(2)	Copyright

No.	Registration Number	Term	Category
1	4193960	11/07/2007-11/06/2017	5
2	4875727	14/01/2009-13/01/2019	5
3	4070399	07/01/2007-06/01/2017	5
4	4070400	07/01/2007-06/01/2017	5
5	3845200	14/10/2005-13/10/2015	30
6	3845199	28/04/2006-27/04/2016	5
7	4628981	14/09/2008-13/09/2018	5
8	4636852	28/08/2008-27/08/2018	5
9	4636855	28/08/2008-27/08/2018	5
10	4636853	21/10/2008-20/10/2018	5
11	4082693	07/05/2007-06/05/2017	5
12	4070410	07/01/2007-06/01/2017	5
13	3845198	28/06/2006-27/06/2016	5
14	4694061	07/02/2009-06/02/2019	5
15	4901369	21/01/2009-20/01/2019	5
16	4901368	21/01/2009-20/01/2019	5
17	4922236	28/06/2009-27/06/2019	5

2

No.	Registration Number	Term	Category
18	4922238	28/06/2009-27/06/2019	5
19	4922237	28/06/2009-27/06/2019	5
20	5218671	07/07/2009-06/07/2019	5
21	6194557	28/02/2010-27/02/2010	5
22	6194554	28/03/2010-27/03/2020	5
23	6196900	07/03/2010-06/03/2020	5
24	6563197	07/04/2010-06/04/2020	5
25	6408222	28/03/2010-27/03/2020	5
26	6408221	28/03/2010-27/03/2020	5
27	6408220	28/02/2010-27/03/2020	5
28	6408223	28/03/2010-27/03/2020	5
29	6408224	28/03/2010-27/03/2020	5
30	6196899	07/03/2010-06/03/2020	5
31	6221726	06/03/2010-06/03/2020	5
32	6221725	07/03/2010-06/03/2020	5
33	6563195	07/04/2010-06/04/2020	5
34	6221728	07/03/2010-06/03/2020	5
35	6563196	07/04/2010-06/04/2020	5
36	4376385	14/02/2008-13/02/2018	5
37	1126715	14/11/2017-13/06/2017	5
38	1585098	14/06/2011-13/06/2021	5
39	4476550	07/05/2008-06/05/2018	5

(3)	Copyright Application In Process

No.	Registration Number	Application Date	Category
1	12125247	July 21, 2014	35
2	12125248	January 31, 2013	35
3	12125249	January 13, 2013	35
4	12125250	January 31, 2013	35
5	12125251	January 31, 2013	35

(4)	Land Use Right

Land Cert No.	Location	Purpose	Area (Square Meter)	Expiration Date	Restrictions
Qiongguoyong (2011) No. 2481	Qionglai	Industrial	33,699.58	11/01/2059	Pledged

And other 30 mu (approximately 20,000 square meters) of land which had been used by Chengdu Tianyin without a certificate.

(5)	Buildings

No.	Description	Location	Area (Square Meter)
1	Scientific Research Center	Qionglai	5405.33
2	Dormitory	Qionglai	3226.92
3	Extract Workshop	Qionglai	2329
4	Power Center	Qionglai	895.91
5	Preparation Workshop	Qionglai	5684.39
6	Storage Room	Qionglai	5746.5
7	Pre-Treatment Workshop	Qionglai	1909.63
8	Paste Collection Workshop	Qionglai	1489.58

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(6)	Medicines

No.	PRODUCT	CFDA NO.
1	Ginkgo Mihuan Oral Liquid	H20013079
2	Apu Shuangxin, Benorylate Granules	H10970068
3	Xuelian Chongcao Oral Liquid	B20020680
4	Fukangbao Oral Liquid	Z10983056
5	Xiaoyan Lidan Tablets	Z20093681
6	Qiju Dihuang Mixture	Z20023391
7	Yupingfeng Oral Liquid	Z20023352
8	Sanqi Tablets	Z20093512
9	Qianggan Syrup	Z20054224
10	Kangjun Xiaoyan capsule	Z20090855
11	Yinqiao Jiedu Tablets	Z20093555
12	Duyiwei Dispersible Tablets	Z20090239
13	Baotailing Tablets	Z20093087
14	Yiqing Capsules	Z20093084
15	Xiaoer Qingre Zhike Oral Liquid	Z20093060
16	Tongqiao Biyan Tablets	Z20093063
17	Hugan tablet	Z20063054
18	Compound Dantong Capsules	Z20093012
19	Fuke Zhidai Tablets	Z20083375
20	Yanyan Tablets	Z20064406
21	Danqi Tablets	Z20064032
22	Yanlixiao Capsules	Z20064158
23	Kudancao Tablets	Z20064050
24	Weikangling Capsules	Z20064060
25	Baoxinning Capsules	Z20063957
26	Jiangtangning Capsules	Z20063813
27	Yankening Tablets	Z20063847
28	Gano derma Lucidum Capsules	Z20063833
29	Qianbo Biyan Tablets	Z20063837
30	Yishengling Granules	Z20063841
31	Xiaoyanlidan Tablets I	Z20063864
32	Kang Guzengsheng Tablets	Z20063875
33	Tianqi Tongjing Capsules	Z20063645
34	Yinhuang Capsules	Z20063462
35	Chuanxinlian Capsules	Z20063437
36	Qianlie Shule Capsules	Z20060030
37	Huangbo Capsules	Z20063156
38	Qiangli Pipa Oral Liquid	Z20063046
39	Dabaidu Capsules	Z20055092
40	Huganning Tablets	Z20054697
41	Tongbianling Capsule	Z20083424
42	Laonian Kechuan Tablets	Z20083360
43	Shushenling Capsules	Z20063557
44	Qijudihuang Oral Liquid	Z20003098
45	Qingre Jiedu Oral Liquid	Z51020066
46	Yupingfeng Oral Liquid	Z20003099
47	Yinqiao Shangfeng Capsules	Z20003100
48	Radix Sophorae Flavescentis Vaginal Effervescent Tablets	Z20050176
49	Levofloxacin Hydrochloride Tablets	H20066521
50	Azithromycin Dispersible Tablets	H20074143
51	Azithromycin Dispersible Tablets	H20074145
52	Simvastatin Tablets	H20083478
53	Mycophenolate Mofetil Capsules	H20080819
54	Fleroxacin Tablets	H20094057
55	Ofloxacin Tablets	H20094038
56	Clindamycin Hydrochloride Capsules	H20103200
57	Clindamycin Hydrochloride Capsules	H20103274
58	Gliclazide Tablets	H20113233

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(7)	Machineries

Machineries and equipment of Chengdu Tianyin’s old plant located at Longquan.

Following the execution of the Cooperation Framework Agreement, Qionglai Tianyin was established on November 3, 2014.

Stock Pledge Agreement

In November 2014, Chengdu Tianyin and Shandong Buchang entered into a Stock Pledge Agreement, pursuant to which the parties agreed that Chengdu Tianyin shall pledge its 23% stake of Qionglai Tianyin to Shandong Buchang as its down payment to Shandong Buchang and guarantee of performance of Chengdu Tianyin, Grandway Group and Dr. Guoqing Jiang under the Cooperation Framework Agreement.

Share Transfer Agreement

In November 2014, the Parties entered into a Share Transfer Agreement Regarding Qionglai Tianyin Pharmaceutical Co., Ltd. (“Share Transfer Agreement”). Pursuant to the Share Transfer Agreement, after Chengdu Tianyin has completed the transfer of the Assets into Qionglai Tianyin, Chengdu Tianyin shall transfer 72% of Qionglai Tianyin’s stock to Shandong Buchang at the total price of RMB 144,000,000 (approximately USD $24 million) which shall be paid in installments. Shandong Buchang made the first installment of payment in the amount of RMB 50,000,000 (approximately USD $8.3 million) on April 8, 2015. Chengdu Tianyin and Shandong Buchang are currently negotiating the timeline for the remaining payments.

As of March 13, 2015, Chengdu Tianyin had completed the transfer of 72% of Qionglai Tianyin’s stock to Shandong Buchang. As of the date of this filing, Chengdu Tianyin and Shandong Buchang own 23% and 77% of Qionglai Tianyin, respectively.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

Disclosures under Item 1.01 above are incorporated hereunder in their entirety.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIANYIN PHARMACEUTICAL CO., INC.

By:	/s/ Dr. Guoqing Jiang
Name: Dr. Guoqing Jiang
Title: Chief Executive Officer

Dated:  July 14, 2015

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